UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2006

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Form 8-K/A is being filed in order to correct a single error on the cover page of the Report on Form 8-K of Southwestern Energy Company originally filed on August 1, 2006 and the contents of the report have not otherwise been modified or changed. This Form 8-K/A amends and replaces the original 8-K filing in its entirety.

Explanatory Note

The information in this report provided under Item 2.02, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 2.  Financial Information.

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2006, Southwestern Energy Company issued two press releases providing an operational update (Exhibit 99.1) and announcing the Company's financial results for the second quarter ended June 30, 2006 (Exhibit 99.2), respectively.  A telephone conference call relating to the press releases will be held on August 2, 2006, as previously announced, and is broadly accessible to the public. The press releases are being furnished as Exhibit 99.1 and Exhibit 99.2.

SECTION 9.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	News release containing operational update dated August 1, 2006.
99.2	Press release announcing earnings dated August 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: August 3, 2006	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release containing operational update dated August 1, 2006.
99.2	Press release announcing earnings dated August 1, 2006.